  EXHIBIT 99.2

Special Purpose Condensed Combined Carve-Out

Interim Financial Statements of Vayu (US) Inc., Impossible Aerospace Corporation and

Global Autonomous Corporation

 (A Carve-Out of Alpine 4 Holdings, Inc.)

As of March 31, 2025 and December 31, 2024 and for the Three Months Ended March 31, 2025 and 2024

2

UNAUDITED CONDENSED COMBINED BALANCE SHEETS

VAYU (US) INC., IMPOSSIBLE AEROSPACE CORPORATION AND GLOBAL AUTONOMOUS CORPORATION

(A CARVE-OUT OF ALPINE 4 HOLDINGS, INC.)

	March 31,	December 31,
	2025	2024
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$9,532	$49,240
Total Current Assets	9,532	49,240

Property and equipment, net of accumulated depreciation of $258,047 and $238,579 as of March 31, 2025 and December 31, 2024, respectively	74,435	93,903
Operating right of use lease asset	149,597	210,331

TOTAL ASSETS	$233,564	$353,474

LIABILITIES AND INVESTED EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$1,025,304	$882,447
Operating lease liability, current portion	115,008	163,553
Total Current Liabilities	1,140,312	1,046,000

Operating lease liability, long term portion	24,106	37,882
Government notes payable, long term portion	65,000	65,000

TOTAL LIABILITIES	1,229,418	1,148,882

Commitments and contingencies (Note 8)

INVESTED EQUITY	(995,854)	(795,408)

TOTAL LIABILITIES AND INVESTED EQUITY	$233,564	$353,474

See the accompanying notes to these Unaudited  Special Purpose Condensed Combined Carve-out Interim Financial Statements

3

CONDENSED COMBINED STATEMENTS OF OPERATIONS

VAYU (US) INC., IMPOSSIBLE AEROSPACE CORPORATION AND GLOBAL AUTONOMOUS CORPORATION

(A CARVE-OUT OF ALPINE 4 HOLDINGS, INC.)

THREE MONTHS ENDED MARCH 31, 2025 AND 2024

(UNAUDITED)

	Three Months Ended March 31,
	2025		2024

Product revenue	$	---	$	---
Cost of goods sold		---		---

Gross profit		---		---

Operating Expenses and Costs
General and administrative expenses		$201,733		$415,589
Research and development expenses		197,730		247,492
Depreciation and amortization		19,468		20,570
Total Operating Expenses and Costs		418,931		683,651

Loss from operations		(418,931)		(683,651)

Other Income (Expenses)
Interest expense		(1,671)		(609)

Loss before provision for income taxes		(420,602)		(684,260)

Provision for income taxes		---		---

Net loss		$(420,602)		$(684,260)

See the accompanying notes to these Unaudited Special Purpose Condensed Combined Carve-out Interim Financial Statements

4

CONDENSED COMBINED STATEMENTS OF CASH FLOWS

VAYU (US) INC., IMPOSSIBLE AEROSPACE CORPORATION AND GLOBAL AUTONOMOUS CORPORATION

(A CARVE-OUT OF ALPINE 4 HOLDINGS, INC.)

THREE MONTHS ENDED MARCH 31, 2025 AND 2024

(UNAUDITED)

	Three Months Ended March 31,
	2025		2024
Cash Flows from Operating Activities
Net loss		$(420,602)		$(684,260)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation		19,468		20,570

Changes in operating assets and liabilities:
Prepaid expenses and other current assets		---		801
Right of use lease asset		60,734		56,971
Accounts payable and accrued expenses		142,857		39,999
Lease liability		(62,321)		(55,403)
Net cash used in operating activities		(259,864)		(621,322)

Cash Flows from Investing Activities
Acquisition of property and equipment		---		---
Net cash used in investing activities		---		---

Cash Flows from Financing Activities
Net contributions from Alpine4 entities		220,156		622,990
Net cash provided by financing activities		220,156		622,990

Net decrease in cash		(39,708)		1,668
Cash, beginning of period		49,240		92

Cash, end of period		$9,532		$1,760

	Three Months Ended March 31,
	2025		2024
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$	---	$	---
Cash paid during the period for income tax	$	---	$	---

See the accompanying notes to these Unaudited Special Purpose Condensed Combined Carve-out Interim Financial Statements

5

CONDENSED COMBINED STATEMENTS OF INVESTED EQUITY

VAYU (US) INC., IMPOSSIBLE AEROSPACE CORPORATION AND GLOBAL AUTONOMOUS CORPORATION

(A CARVE-OUT OF ALPINE 4 HOLDINGS, INC.)

THREE MONTHS ENDED MARCH 31, 2025 AND 2024

(UNAUDITED)

Balance at January 1, 2024	$(465,583)

Net loss	(684,260)

Net contributions from Alpine4 entities	622,990

Balance at March 31, 2024	$(526,853)

Balance at January 1, 2025	$(795,408)

Net loss	(420,602)

Net contributions from Alpine4 entities	220,156

Balance at March 31, 2025	$(995,854)

See the accompanying notes to these Unaudited Special Purpose Condensed Combined Carve-out Interim Financial Statements

6

NOTES TO SPECIAL PURPOSE CONDENSED COMBINED CARVE-OUT INTERIM FINANCIAL STATEMENTS

VAYU (US) INC., IMPOSSIBLE AEROSPACE CORPORATION AND GLOBAL AUTONOMOUS CORPORATION

(A CARVE-OUT OF ALPINE 4 HOLDINGS, INC.)

THREE MONTHS ENDED MARCH 31, 2025 AND 2024 (UNAUDITED)

NOTE 1 - BUSINESS

Alpine 4 Holdings, Inc. (together with its subsidiaries, “Alpine4”), was incorporated under the laws of the State of Delaware on April 22, 2014 to serve as a vehicle to affect an asset acquisition, merger, exchange of capital stock, or other business combination with a domestic or foreign business. By 2022, Alpine4 owned 14 different subsidiaries operating in industries including construction services, manufacturing, defense, technologies and aerospace. Included in Alpine4’s operating subsidiaries were (i) Vayu (US) Inc. (“Vayu”), a developer of high-performance vertical take-off and landing (“VTOL”) unmanned aerial vehicles (“UAVs”), (ii) Impossible Aerospace Corporation (“IAC”) a developer of UAVs prioritizing battery life over traditional propulsion systems, and (iii) Global Autonomous Corporation (“GAC” and, together with Vayu and IAC, the “Acquired Entities”), a developer of autonomous delivery solutions licensed to provide an Autonomous Mesh Fulfillment Network in Dubai.

On April 1, 2025, Alpine4 and the Acquired Entities entered into and closed two asset purchase agreements with BrooQLy Inc., a Nevada corporation (“BrooQLy”), pursuant to which BrooQLy agreed to acquire certain assets of the Acquired Entities, comprising certain intellectual property, equipment, inventory, contracts, and goodwill related to the business of the Acquired Entities (the “Asset Sales”).

The accompanying special purpose condensed combined carve-out interim financial statements (the “Financial Statements”) represent the unaudited condensed combined financial position and results of operations for the Acquired Entities. These Financial Statements should be read in conjunction with the combined financial statements and notes thereto of the Acquired Entities for the years ended December 31, 2024 and 2023, respectively. The results of operations for the three months ended March 31, 2025 are not necessarily indicative of results for the entire year ending December 31, 2025.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Acquired Entities have historically operated as part of Alpine4 and not as standalone companies. The accompanying Financial Statements represent the historical operations of the Acquired Entities and have been derived from Alpine4’s historical accounting records. The Financial Statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). All revenues and costs as well as assets and liabilities directly associated with the business activity of the Acquired Entities are included in the Financial Statements. The Financial Statements also include allocations of certain general and administrative from Alpine4. The allocation methodologies have been described within the notes to the Financial Statements where appropriate, and management considers the allocations to be reasonable. However, amounts recognized by the Acquired Entities are not necessarily representative of the amounts that would have been reflected in the Financial Statements had the Acquired Entities operated independently of Alpine4. Related party allocations are discussed further in Note 9.

As part of Alpine4, the Acquired Entities are dependent upon Alpine4 and certain of its other operating subsidiaries for all of their working capital and financing requirements. Financial transactions relating to the Acquired Entities are accounted for through inter-entity loans between Alpine4 or its other operating subsidiaries and the Acquired Entities. Accordingly, none of Alpine4’s cash, cash equivalents or debt at the corporate level have been assigned to the Acquired Entities in the Financial Statements. All significant transactions between the Acquired Entities and Alpine4 and its other operating subsidiaries have been included in the accompanying Financial Statements. Transactions with Alpine4 and its other operating subsidiaries are reflected in the accompanying Combined Statement of Cash Flows as “Cash Flows from Financing Activities.”

All significant intercompany accounts and transactions amongst the businesses comprising the Acquired Entities have been eliminated in the accompanying Financial Statements. All amounts referred to in the notes to the Financial Statements are in United States Dollars ($).

7

NOTES TO SPECIAL PURPOSE CONDENSED COMBINED CARVE-OUT INTERIM FINANCIAL STATEMENTS

VAYU (US) INC., IMPOSSIBLE AEROSPACE CORPORATION AND GLOBAL AUTONOMOUS CORPORATION

(A CARVE-OUT OF ALPINE 4 HOLDINGS, INC.)

THREE MONTHS ENDED MARCH 31, 2025 AND 2024 (UNAUDITED)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Use of Estimates

The preparation of the Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the Financial Statements, and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates. Significant estimates include assumptions about depreciation and amortization, asset impairment, certain acquisition-related liabilities, income taxes, and legal contingencies.

Off-Balance Sheet Risk and Concentrations of Credit Risk

Financial instruments, which potentially subject the Acquired Entities to significant concentrations of credit risk, consist of cash and cash equivalents. The Acquired Entities consider all highly liquid investments with original maturities of six months or less to be cash and cash equivalents. Accounts at each institution are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. The Acquired Entities had $-0- and $-0- in cash balances in excess of the FDIC insured limit as of March 31, 2025 and December 31, 2024, respectively. The carrying amounts of cash and cash equivalents approximate their fair values at March 31, 2025 and December 31, 2024. The Acquired Entities have not experienced any losses in such accounts and management believes that the Acquired Entities are not exposed to significant credit risk. The Acquired Entities have no off‑balance sheet risk, such as foreign exchange contracts, option contracts, or other foreign hedging arrangements.

Leases

The Acquired Entities lease office space. If a lease arrangement is determined to exist with a lease term of more than 12 months at the lease commencement date, a Right of Use (“ROU”) asset and corresponding lease liability are recorded on the special purpose condensed combined carve-out balance sheet at the lease commencement date based on the present value of fixed lease payments over the lease term. The lease commencement date, defined as the date on which the lessor makes the underlying asset available for use by the lessee and the date from which the Acquired Entities are required to recognize lease expenses, may be different from the inception date of the contract.

An ROU asset represents the right to control the use of an identified asset over the lease term and a lease liability represents the obligation to make lease payments arising from the lease. The Acquired Entities use the discount rate implicit in the lease, if available, or their incremental borrowing rate on the lease commencement date to determine the present value of lease payments. The lease terms used to calculate the ROU assets and related lease liabilities include options to extend or terminate the lease when it is reasonably certain that the Acquired Entities will exercise that option.

The Acquired Entities’ policy for allocating contract consideration between lease and non-lease components is based on the relative stand-alone prices of the lease and non-lease components. Stand-alone prices are estimated by comparing the contract consideration to the company's historical data, or by using market prices for similar services or goods. Variable payments, such as CAM charges, are allocated to the corresponding non-lease component. Examples of non-lease components include utilities, insurance, and maintenance services.

Leases are classified as either operating or finance leases based on the economic substance of the agreement. The Acquired Entities did not have any financing leases during the three months ended March 31, 2025 or 2024 or as of March 31, 2025 or December 31, 2024. For operating leases, the Acquired Entities recognize lease expense related to fixed payments on a straight-line basis over the lease term.

The Acquired Entities use significant assumptions and judgment in evaluating their lease contracts and other agreements, including the determination of whether an agreement is or contains a lease, whether a change in the terms and conditions of a lease contract represents a new or modified lease, whether a lease represents an operating or finance lease, and the discount rate used to determine the present value of lease obligations. See Note 5 – Leases for additional details.

Property and Equipment

Property and equipment, comprised of production equipment and vehicles, are carried at cost less depreciation. Depreciation and amortization are provided principally on the straight-line method over the estimated useful lives of the assets, which range from three to five years.

8

NOTES TO SPECIAL PURPOSE CONDENSED COMBINED CARVE-OUT INTERIM FINANCIAL STATEMENTS

VAYU (US) INC., IMPOSSIBLE AEROSPACE CORPORATION AND GLOBAL AUTONOMOUS CORPORATION

(A CARVE-OUT OF ALPINE 4 HOLDINGS, INC.)

THREE MONTHS ENDED MARCH 31, 2025 AND 2024 (UNAUDITED)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Research and Development

The Acquired Entities focus on quality control and development of new products and the improvement of existing products. All costs related to research and development activities are expensed as incurred.

Income Taxes

The Acquired Entities’ results of operations have historically been included in the consolidated federal income tax returns of Alpine4. The income tax amounts reflected in the accompanying Financial Statements have been allocated based on taxable income directly attributable to the Acquired Entities, resulting in a stand-alone presentation. Management believes the assumptions underlying the allocation of income taxes are reasonable. However, the amounts allocated for income taxes in the accompanying Financial Statements are not necessarily indicative of the amount of income taxes that would have been recorded had the Acquired Entities been operated as a separate, stand-alone entity for the periods presented.

The Acquired Entities followed Accounting Standards Codification subtopic 740-10, Income Taxes (“ASC 740-10”) for recording the provision for income taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability during each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change. Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

No income tax has been provided for the Acquired Entities for the three months ended March 31, 2025 and 2024, since the Acquired Entities sustained a loss for both periods. Due to the uncertainty of the utilization and recoverability of the loss carry-forwards and other deferred tax assets, management has determined a full valuation allowance for the deferred tax assets is warranted, since it is more likely than not that the deferred tax assets will not be realizable.

Litigation and Other Loss Contingencies

The Acquired Entities are involved in various claims and legal proceedings that arise in the ordinary course of business. Loss contingencies are recorded as liabilities when it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. If an unfavorable outcome is determined to be probable and the amount of the loss can be reasonably estimated, a corresponding liability is accrued.  If a loss is considered probable but the amount cannot be reasonably estimated, the Acquired Entities will disclose the nature of the contingency and state that an estimate cannot be made. The accrual for litigation costs, including estimated legal fees, is determined by assessing factors such as the stage of proceedings, facts and circumstances of the claim, potential for insurance recoveries, legal counsel opinions, and management's best estimate of the outcome.

Recent Accounting Pronouncements

In November 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which requires public entities to disclose information about their reportable segments’ significant expenses and other segment items on an interim and annual basis. Public entities with a single reportable segment are required to apply the disclosure requirements in ASU 2023-07, as well as all existing segment disclosures and reconciliation requirements in ASC 280, on an interim and annual basis. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and for interim periods within fiscal years beginning after December 15, 2024, with early adoption permitted. The Acquired Entities adopted this standard in 2024. The adoption did not have a material effect on the Financial Statements.

In December 2023, the FASB issued Accounting Standards Update 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”), which requires public entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024, with early adoption permitted. The Acquired Entities adopted this standard in 2024. The adoption did not have a material effect on the Financial Statements.

9

NOTES TO SPECIAL PURPOSE CONDENSED COMBINED CARVE-OUT INTERIM FINANCIAL STATEMENTS

VAYU (US) INC., IMPOSSIBLE AEROSPACE CORPORATION AND GLOBAL AUTONOMOUS CORPORATION

(A CARVE-OUT OF ALPINE 4 HOLDINGS, INC.)

THREE MONTHS ENDED MARCH 31, 2025 AND 2024 (UNAUDITED)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In March 2024, the FASB issued ASU No 2024-02, “Codification Improvements - Amendments to Remove References to the Concepts Statements” (“ASU 2024-02”). ASU 2024-02 removes references to various Concepts Statements. In most instances, the references are extraneous and not required to understand or apply the guidance. ASU 2024-02 is effective for fiscal years beginning after December 15, 2024. Early adoption is permitted. ASU 2024-02 can be applied prospectively or retrospectively. The Acquired Entities adopted this standard in 2025. The adoption is not expected to have a material effect on the Financial Statements.

In March 2024, the FASB issued ASU No. 2024-01, “Compensation—Stock Compensation (Topic 718): Scope Applications of Profits Interests and Similar Awards” (“ASU 2024-01”). ASU 2024-01 adds an example to Topic 718 which illustrates how to apply the scope guidance to determine whether profits interests and similar awards should be accounted for as share-based payment arrangements under Topic 718 or under other U.S. GAAP. ASU 2024-01 is effective for annual periods beginning after December 15, 2025, although early adoption is permitted. Upon adoption, ASU 2024-01 is not expected to have an impact on the Financial Statements.

In November 2024, the FASB issued ASU No. 2024-03, “Income Statement - Reporting Comprehensive Income - Expense Disaggregation Disclosures (Subtopic 220-40).” This standard requires disclosure of specific information about costs and expenses and becomes effective January 1, 2027. Upon adoption, this pronouncement is not expected to have an impact on the Financial Statements.

In November 2024, the FASB issued ASU 2024-04, “Debt - Debt with Conversions and Other Options (Subtopic 470-20): Induced Conversions of Convertible Debt Instruments” (“ASU 2024-04”). ASU 2024-04 clarifies the requirements for determining whether certain settlements of convertible debt instruments, including convertible debt instruments with cash conversion features or convertible debt instruments that are not currently convertible, should be accounted for as an induced conversion. The requirements of ASU 2024-04 are effective for fiscal years beginning after December 15, 2025, and interim periods within those periods. Upon adoption, this pronouncement is not expected to have an impact on the Financial Statements.

No other new accounting pronouncements were issued or became effective in the period that had, or are expected to have, a material impact on the Financial Statements.

NOTE 3 – LIQUIDITY AND GOING CONCERN ANALYSIS

Under ASU No. 2014-15, Presentation of Financial Statements - Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”), the Acquired Entities are required to evaluate whether there is substantial doubt about their ability to continue as a going concern each reporting period, including interim periods. Pursuant to ASU 2014-15, in evaluating the Acquired Entities’ ability to continue as a going concern, management considered the conditions and events that could raise substantial doubt about the Acquired Entities’ ability to continue as a going concern within 12 months after the Acquired Entities’ Financial Statements were issued (June 16, 2026). Management considered the Acquired Entities’ current financial condition and liquidity sources, including current funds available, forecasted future cash flows and the Acquired Entities’ obligations due before June 16, 2026.

The Acquired Entities are subject to a number of risks, including uncertainty related to product development and generation of revenues and positive cash flows from the sale of UAVs, development and commercialization of GAC’s Autonomous Mesh Fulfillment Network, and a dependence on outside sources of capital. The attainment of profitable operations is dependent on future events, including obtaining adequate financing to fulfill projected growth and operating activities and generating a level of revenues adequate to support the Acquired Entities’ cost structure.

As of March 31, 2025, the Acquired Entities had combined cash balances of $9,532, a working capital deficit of $1,130,780, and invested equity of $(995,854). For the three months ended March 31, 2025 and 2024, the Acquired Entities had a combined net loss of $420,602 and $684,260, respectively, and used combined cash from operating activities of $259,864 and $621,322, respectively. During the three months ended March 31, 2025 and 2024, substantially all of the operations of the Acquired Entities were funded through intercompany transfers from Alpine4 and certain of its other operating subsidiaries.

10

NOTES TO SPECIAL PURPOSE CONDENSED COMBINED CARVE-OUT INTERIM FINANCIAL STATEMENTS

VAYU (US) INC., IMPOSSIBLE AEROSPACE CORPORATION AND GLOBAL AUTONOMOUS CORPORATION

(A CARVE-OUT OF ALPINE 4 HOLDINGS, INC.)

THREE MONTHS ENDED MARCH 31, 2025 AND 2024 (UNAUDITED)

NOTE 3 – LIQUIDITY AND GOING CONCERN ANALYSIS (CONTINUED)

On April 1, 2025, Alpine4 and the Acquired Entities completed the Asset Sales to BrooQLy, pursuant to which BrooQLy agreed to acquire the key operating assets of the Acquired Entities, comprising certain intellectual property, equipment, inventory, contracts, and goodwill. Any losses incurred by BrooQLy using the assets are intended to be alleviated through the sale of debt or equity securities by BrooQLy. The Acquired Entities expect to continue to incur net losses and have significant cash outflows for at least the next 12 months. Without raising additional capital, including capital raised or provided by BrooQLy after the Asset Sales, there is substantial doubt about the Acquired Entities’ ability to continue as a going concern through June 16, 2026. The accompanying Financial Statements have been prepared assuming that the Acquired Entities will continue as a going concern. This basis of presentation contemplates the recovery of the Acquired Entities’ assets and the satisfaction of liabilities in the normal course of business.

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment as of March 31, 2025 and December 31, 2024 were as follows:

	March 31,	December 31,
	2025	2024
	(Unaudited)
Production equipment	$148,052	$148,052
Office equipment	105,226	105,226
Vehicles	92,472	92,472

Total property and equipment	345,750	345,750
Less: accumulated depreciation	(271,315)	(251,847)

Property and equipment, net	$74,435	$93,903

Depreciation expense during the three months ended March 31, 2025 and 2024 was $19,468 and $20,570, respectively.

NOTE 5 – LEASES

The Acquired Entities have separate operating for office space related to Vayu and GAC that expire in June 2025 and December 2026, respectively. As of March 31, 2025, the Acquired Entities’ weighted-average remaining lease term relating to its operating leases was 1.2 years, with a weighted-average discount rate of 9.67%.

The table below summarizes the Acquired Entities’ lease-related assets and liabilities as of March 31, 2025 and December 31, 2024:

	March 31,	December 31,
	2025	2024

Operating lease assets	$149,597	$210,331

Operating lease liabilities
Operating lease liabilities (short term)	$115,008	$163,553
Operating lease liabilities (long term)	24,106	37,882
Total operating lease liabilities	$139,114	$201,435

Operating lease expense was $60,733 and $56,971 in the three months ended March 31, 2025 and 2024, respectively.

11

NOTES TO SPECIAL PURPOSE CONDENSED COMBINED CARVE-OUT INTERIM FINANCIAL STATEMENTS

VAYU (US) INC., IMPOSSIBLE AEROSPACE CORPORATION AND GLOBAL AUTONOMOUS CORPORATION

(A CARVE-OUT OF ALPINE 4 HOLDINGS, INC.)

THREE MONTHS ENDED MARCH 31, 2025 AND 2024 (UNAUDITED)

NOTE 5 – LEASES (CONTINUED)

Maturities of operating lease liabilities were as follows as of March 31, 2025:

2025	$98,780
2026	49,967
Total lease payments	148,747
Less interest	(9,633)
Present value of lease liabilities	$139,114

NOTE 6 – ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Amounts related to accounts payable and accrued expenses as of March 31, 2025 and December 31, 2024 were as follows:

	March 31,	December 31,
	2025	2024

Trade accounts payable	$898,905	$822,752
Accrued payroll liabilities	45,694	44,089
Other accrued liabilities	63,603	---
Accrued interest	17,102	15,606
	$1,025,304	$882,447

NOTE 7 – GOVERNMENT NOTES PAYABLE

In June 2020, Vayu received an Economic Injury Disaster Loan with a face value of $65,000 (the “EIDL Loan”). The EIDL Loan has an interest rate of 3.75% per annum matures in June 2050 with fixed installment payments beginning in December 2022. Vayu did not make the scheduled installment payments and, as such, the EIDL Loan was in default as of March 31, 2025 and December 31, 2024. As a result of the default, interest continues to accrue at the stated rate on the unpaid principal balance until maturity.

Interest accrued on the EIDL Loan as of March 31, 2025 and December 31, 2024 was $11,782 and $11,172, respectively. Interest expense recognized on the EIDL Loan was $609 and $609 in the three months ended March 31, 2025 and 2024, respectively.

NOTE 8 – COMMITMENTS AND CONTINGENCIES

Leases

The following table summarizes our minimum annual commitments under our rental commitments non-cancelable office operating leases as of March 31, 2025:

2025	$98,780
2026	49,967
Total lease payments	148,747
Less interest	(9,633)
Present value of lease liabilities	$139,114

Litigation

From time to time, the Acquired Entities may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm the Acquired Entities’ business.

12

NOTES TO SPECIAL PURPOSE CONDENSED COMBINED CARVE-OUT INTERIM FINANCIAL STATEMENTS

VAYU (US) INC., IMPOSSIBLE AEROSPACE CORPORATION AND GLOBAL AUTONOMOUS CORPORATION

(A CARVE-OUT OF ALPINE 4 HOLDINGS, INC.)

THREE MONTHS ENDED MARCH 31, 2025 AND 2024 (UNAUDITED)

NOTE 8 – COMMITMENTS AND CONTINGENCIES (CONTINUED)

In February 2023, Alpine4 learned that a complaint was brought in New York Supreme Court by the State of New York against Vayu in 2019 (prior to the Company’s ownership of Vayu) seeking a refund for two returned airframes. In October 2023, Vayu and the plaintiff stipulated to a settlement for $56,300, to be filed with the court upon payment by Company of that amount in July 2024, plus applicable interest from the date of the agreed stipulation.  The settlement amount was never paid by Vayu.  The amount of the settlement plus accrued interest on the settlement is recorded in “Accounts payable and accrued expenses” in the accompanying special purpose condensed combined carve-out balance sheet.

The Acquired Entities are not aware of any additional legal proceedings that will have, individually or in the aggregate, a material adverse effect on its business, financial condition or operating results.

NOTE 9 – RELATED PARTY TRANSACTIONS

Alpine4 provides certain management and administrative services to each of its operating subsidiaries, including the Acquired Entities. The costs of such services are reflected in “General and administrative expenses” in the accompanying combined statements of operations for the three months ended March 31, 2025 and 2024. Additionally, Alpine4 performs certain cash management functions on behalf of the Acquired Entities, including providing cash for, or providing direct payment of, substantially all of the Acquired Entities’ operating expenses. All of the Acquired Entities’ transactions with Alpine4 are considered to be to be financing transactions, which are presented as “Net contributions from Alpine4 entities” in the accompanying combined statements of cash flows and invested equity.

The significant components of the net contributions from Alpine4 for the three months ending March 31, 2025 and 2024, were as follows:

	Three Months Ended March 31,
	2025	2024

Accounts payable and other vendor payments	$168,212	$498,662
Cash advances (net) from Alpine 4 entities	---	85,500
Alpine4 management and administrative services allocation	51,944	38,828
	$220,156	$622,990

Net contributions from Alpine4 entities are recorded based on actual costs incurred, without a markup. The basis of allocation to the Acquired Entities, for the items described above, is as follows:

Payroll, accounts payable and other vendor payments

All cash disbursements for payroll, trade and other accounts payable are made by Alpine4 or certain of its other entities as determined by Alpine4. Such payments are recorded as made based on the actual amounts processed on behalf of the Acquired Entities.

Cash advances (net) from Alpine 4 entities

From time to time, cash advances are made from (to) Alpine4 or its other subsidiaries to (from) the Acquired Entities to fund operating capital needs or to pool cash at Apline4.  Such advances from (to) Alpine 4 are recorded as made based on the actual amounts advanced to (from) the Acquired Entities.

Alpine4 management and administrative services allocation

Alpine4 centrally administers and incurs the costs associated with certain functions on a centralized basis, including executive management, human resources, accounting, and administration, and allocates the associated costs to the Acquired Entities. The costs incurred have been allocated to the Acquired Entities using a weighted average estimate of proportional revenue, headcount, total expenses, total assets, and total number of subsidiaries sharing such services.  Management believes the allocation methodology to be reasonable.

13

NOTES TO SPECIAL PURPOSE CONDENSED COMBINED CARVE-OUT INTERIM FINANCIAL STATEMENTS

VAYU (US) INC., IMPOSSIBLE AEROSPACE CORPORATION AND GLOBAL AUTONOMOUS CORPORATION

(A CARVE-OUT OF ALPINE 4 HOLDINGS, INC.)

THREE MONTHS ENDED MARCH 31, 2025 AND 2024 (UNAUDITED)

NOTE 10 – SUBSEQUENT EVENTS

The Acquired Entities have evaluated subsequent events through June 16, 2025, the date of issuance of these Financial Statements, and determined that there have been no events that have occurred that would require adjustments to the disclosures in the Financial Statements, other than the following:

Asset Purchase Agreements

On April 1, 2025, Alpine4 and the Acquired Entities entered into and closed two asset purchase agreements with BrooQLy, pursuant to which BrooQLy agreed to acquire certain assets of the Acquired Entities, comprising certain intellectual property, equipment, inventory, contracts, and goodwill related to the business of the Acquired Entities, as follows: (1) BrooQLy entered into an Asset Purchase Agreement (the “Vayu APA”) with Vayu, IAC and Alpine 4 pursuant to which BrooQLy purchased certain assets of the Vayu and IAC, comprising certain intellectual property, equipment, inventory, contracts, and goodwill related to the business of Vayu and IAC; and (2) BrooQLy entered into an Asset Purchase Agreement (the “GAC APA”) with GAC and Alpine4 pursuant to which BrooQLy acquired certain equipment, software, inventory, contracts, and goodwill related to the business of GAC.

The purchase price paid by BrooQLy under the Vayu APA included the assumption by BrooQLy of $387,598 in liabilities as listed in the Vayu APA, and the payment of $2,974,167 in the form of a Convertible Note (the “Vayu Note”) payable directly to Alpine 4.  The purchase price paid by BrooQLy for the GAC Assets was $11,631,754 in the form of a Convertible Note (the “GAC Note”) payable directly to Alpine 4 and the minority shareholders of GAC.

14